Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of June 26, 2019, is entered into by and among Extreme Networks, Inc., a Delaware corporation (“Parent”), Clover Merger Sub, Inc., a Delaware corporation and a wholly -owned Subsidiary of Parent (the “Purchaser”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner (as defined in Rule 13d -3 under the Exchange Act) of certain Equity Interests of Aerohive Networks, Inc., a Delaware corporation (the “Company”) (all shares of Company Common Stock of which Stockholder is the record or beneficial owner as of the date of this Agreement, together with any shares of Company Common Stock of the Company that are hereafter issued to or otherwise acquired or owned by such Stockholder prior to the termination of this Agreement, being referred to herein as the “Subject Shares” so long as such shares are owned by Stockholder);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, the Purchaser and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof, in the form attached hereto as Exhibit 1 (the “Merger Agreement”), which provides, among other things, for the Purchaser to commence an offer to purchase all of the issued and outstanding Common Stock of the Company and the Merger of the Company and the Purchaser, upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and the Purchaser have required that each Stockholder enter into this Agreement, and each Stockholder has agreed to do so in order to induce Parent and Purchaser to enter into, and in consideration of their entering into, the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER

1.1.    Agreement to Tender. Each Stockholder agrees to validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares owned by Stockholder as of the commencement of the Offer pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (other than Permitted Encumbrances). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement of the Offer, each Stockholder shall deliver pursuant to the terms of the Offer all of the Subject Shares owned by the Stockholder as of the date of such tender (the “Tender Date”) and all other documents or instruments required to be delivered by the Company’s stockholders pursuant to the terms of the Offer, including (A) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer and (B) a certificate representing such Stockholder’s Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares. If any Stockholder acquires any Subject Shares after the Tender Date and prior to the Expiration Date, such Stockholder shall promptly tender into the Offer such Subject Shares prior to the Expiration Date. Each Stockholder agrees that, once such Stockholder’s Subject Shares are tendered, such Stockholder shall not withdraw or cause to be withdrawn any of such Subject Shares from the Offer, unless and until this Agreement shall have been terminated; provided, however, that a Stockholder shall not be required to (x) exercise any unexercised Company Options for the purposes of this Agreement or (y) tender any Subject Shares into the Offer if such tender could cause such Stockholder to incur liability under Section 16(b) of the Exchange Act.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and the Purchaser as to such Stockholder on a several basis, that:

2.1.    Authorization; Binding Agreement. If such Stockholder is a corporation, partnership, limited partnership, limited liability company or other entity, such Stockholder is duly organized, validly existing and in good standing (or the equivalent concept to the extent applicable) under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder, and such Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, he or she has full legal capacity, right and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Stockholder, and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

2.2.    Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) except for applicable requirements under federal securities Law, the securities Laws of any state or other jurisdiction, the rules of any applicable securities exchange, state takeover Laws, the pre-merger notification requirements of the HSR Act and Foreign Antitrust Laws, and filings and recordation of appropriate merger documents as required by the DGCL or any other applicable Law or regulation, require any consent, approval, order, authorization, permit or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the Subject Shares pursuant to, any Contract, Order or other instrument binding on such Stockholder or any applicable Law, (ii) if such Stockholder is a corporation, partnership or limited liability company, violate any provision of such Stockholder’s organizational documents or (iii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder.

2.3.    Ownership of Subject Shares; Total Shares. As of the date of this Agreement, such Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares and has good and marketable title to such shares free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”), except (i) that would not reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder, (ii) as provided hereunder or (iii) pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”).

2.4.    Voting and Disposition Power. Such Stockholder has full voting power with respect to such Stockholder’s Subject Shares and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder, except as provided hereunder.

2.5.    Reliance. Such Stockholder has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its attorney, that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement and the Merger Agreement in its entirety and have had it fully explained to them by its counsel, that it is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Such Stockholder understands and acknowledges that Parent and the Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6.    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Action pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7.    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND THE PURCHASER

Each of Parent and the Purchaser jointly and severally represent and warrant to each Stockholder that:

3.1.    Organization; Authorization. Parent and the Purchaser are each duly organized, validly existing and in good standing under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby are within each of Parent’s and the Purchaser’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and the Purchaser. Parent and the Purchaser have full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

3.2.    Binding Agreement. This Agreement has been duly authorized, executed and delivered by each of Parent and the Purchaser and constitutes a legal, valid and binding obligation of Parent and the Purchaser enforceable against Parent and the Purchaser in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

3.3    Non-Contravention. The execution and delivery of this Agreement by Parent and the Purchaser does not, and the performance by each of them of its obligations hereunder and the consummation by each of them of the transactions contemplated hereby will not except for applicable requirements under federal securities Law, the securities Laws of any state or other jurisdiction, the rules of any applicable securities exchange, state takeover Laws, the pre-merger notification requirements of the HSR Act and Foreign Antitrust Laws, and filings and recordation of appropriate merger documents as required by the DGCL or any other applicable Law or regulation, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of on the properties or assets of Parent or the Purchaser pursuant to, any Contract, Order or other instrument binding on Parent or the Purchaser or any applicable Law, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or impair the consummation by Parent and the Purchaser of the transactions contemplated by this Agreement or otherwise adversely impact Parent’s and the Purchaser’s ability to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the termination of this Agreement:

4.1.    Voting of Subject Shares; Proxy.

(a)    At any meeting of the stockholders of the Company held while this Agreement is in effect, duly called, and at every adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is duly sought, such Stockholder shall, or shall cause the holder of record of its Subject Shares on any applicable record date to, appear at such meeting or otherwise cause such Stockholder’s Subject Shares to be counted as present thereat for purposes of establishing a quorum at any such meeting and vote (or cause to be voted) all of such Stockholder’s Subject Shares to the extent that any of the Subject Shares are entitled to vote at such meeting or in such written consent (the “Vote Shares”) (i) in favor of (A) approval and adoption of the Merger Agreement and the transactions contemplated thereunder and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement on the date on which such meeting is held, (ii) against any action or agreement which would reasonably be expected to impede, delay, postpone, interfere with, nullify or prevent, in each case in any material respect the Offer or the Merger, including, but not limited to, (A) any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent, the Purchaser or their Affiliates), or any other proposal of any Person (other than Parent, the Purchaser or their Affiliates) to acquire the Company or all or substantially all of the assets thereof, (B) any Competing Proposal and any action in furtherance of any Competing Proposal, (C) any amendment to the Company Charter or Company Bylaws, (D) any material change to the capitalization of the Company, (E) any change in a majority of the directors of the Company Board or (F) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition set forth in Annex I to the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and/or (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company stockholders.

(b)    Such Stockholder hereby revokes (and agrees to cause to be revoked) any proxies that such Stockholder has heretofore granted with respect to the Subject Shares. Solely with respect to the matters described in Section 4.1(a), while this Agreement is in effect, such Stockholder hereby irrevocably grants to, and appoints, Purchaser, the Chief Executive Officer of Purchaser and any designee thereof, as such Stockholder’s proxy and attorney-in-fact, for and in the name, place and stead of such Stockholder, to (i) attend any meeting of the stockholders of the Company on behalf of such Stockholder solely to the extent with respect to the matters set forth in Section 4.1(a), (ii) cause such Stockholder’s Subject Shares to be counted as present for purposes of establishing a quorum at any such meeting and (iii) vote all Vote Shares, or grant or withhold a consent or approval in respect of the Vote Shares, or issue instructions to the record holder of such Stockholder’s Vote Shares to do any of the foregoing, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of the stockholders of the Company solely to the extent with respect to the matters set forth in Section 4.1(a), in a manner consistent with the provisions of Section 4.1(a). While this Agreement is in effect, such Stockholder authorizes Purchaser, the Chief Executive Officer of Purchaser and any designee thereof as proxy and attorney-in-fact solely to the extent with respect to the matters described in Section 4.1(a), to substitute any other Person to act hereunder, to revoke any such substitution and to file this proxy and any such substitution or such revocation with the Secretary of the Company. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.1(b) is given in connection with the execution of the Merger Agreement and granted in consideration of and as an inducement to Parent and the Purchaser to enter into the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement, subject to the termination of this Agreement pursuant to Section 5.2. Such Stockholder hereby further affirms that the proxy set forth in this Section 4.1(b) is coupled with an interest, is intended to be irrevocable (and as such shall survive and shall not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable), subject, however, to its automatic termination upon the termination of this Agreement pursuant to Section 5.2. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Section 4.1.

4.2.    No Transfer; No Inconsistent Arrangements.

(a)    Except as provided hereunder (including pursuant to Section 1.1 or Section 4.1) or under the Merger Agreement, from and after the date hereof and until this Agreement is terminated, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any such Stockholder’s Subject Shares, (ii) transfer, sell, assign, gift, hedge, mortgage, pledge or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any Contract with respect to any Transfer of such Subject Shares or any interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (v) deposit or permit the deposit of any of such Stockholder Subject Shares, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect. Notwithstanding anything herein to the contrary, Stockholder may (A) if Stockholder is a partnership, limited liability company, corporation, or similar entity, Transfer any and all Subject Shares to its partners, members, stockholders, equity holders or affiliated entities (as applicable), (B) if such Stockholder is an individual, (i) Transfer any and all Subject Shares to any members of such Stockholder’s immediate family (e.g., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), or to a trust or similar vehicle solely for the benefit of such Stockholder or any member of such Stockholder’s immediate family or otherwise for the purpose of estate-planning, and (ii) Transfer any and all Subject Shares by will or under the applicable Laws of descent and distribution, and (C) Transfer any subject Shares (i) by operation of law, (ii) in connection with or for the purpose of tax-planning, or (iii) for charitable purposes or as charitable gifts or donations; provided that any such proposed transferee must agree in writing to take such Subject Shares subject to and to be bound by the terms and conditions of this Agreement applicable to such Subject Shares. Any Transfer made in violation of the foregoing shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Such Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any Subject Shares for the purpose of opposing or competing with or taking any actions in opposition or competition with the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares as Parent may agree in writing in its sole discretion.

(b)    At all times until the Expiration Date, in furtherance of this Agreement, such Stockholder shall, and hereby does authorize and instruct the Company or its counsel to notify the Company’s transfer agent that, from the date hereof until the Expiration Date, there is a stop transfer order with respect to all of the Subject Shares of such Stockholder (and that this Agreement places certain limits on the voting and transfer of such Shares until the Expiration Date); provided, however, that if this Agreement shall terminate, the foregoing authorization and instruction shall be null and void and shall have no further force or effect.

(c)    For the avoidance of doubt, no forfeiture of any Subject Shares, or net settlement or purchase by the Company to satisfy tax withholding obligations, shall be deemed to be a breach of any provision hereof.

4.3.    No Solicitation. Such Stockholder shall not, directly or indirectly, solely if and to the extent prohibited by Section 5.3 of the Merger Agreement (assuming for this purpose that such Stockholder is the “Company”, as such term is used in Section 5.3 of the Merger Agreement): (i) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information in a manner that would reasonably be expected to lead to a Competing Proposal or Competing Inquiry) any Competing Proposal or Competing Inquiry, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding (other than, in response to an inquiry not solicited in breach of Section 5.3 of the Merger Agreement, solely informing the Person making such inquiry of the existence of the provisions contained in Section 5.3 of the Merger Agreement or to the extent necessary to ascertain facts or clarify terms with respect to a Competing Proposal in order for the Company Board to be able to have sufficient information to make the determination described in Section 5.3(c) of the Merger Agreement), or furnish to any other Person any information or afford to any other Person access to the business, properties, assets, books, records or any personnel of the Company or its Subsidiaries, in each case in connection with or for the purpose of encouraging or facilitating, a Competing Proposal or Competing Inquiry, (iii) approve, endorse, recommend, execute or enter into, or publicly propose to approve, endorse, recommend, execute or enter into any Alternative Acquisition Agreement, (iv) take any action to make the provisions of any Takeover Statute (including Section 203 of the DGCL) or any applicable anti-takeover provision in the Company’s organizational documents inapplicable to any transactions contemplated by a Competing Proposal, (v) terminate, amend, release, modify or knowingly fail to enforce any provision of, or grant any permission, waiver or request under, any standstill, confidentiality or similar contract entered into by the Company in respect of or in contemplation of a Competing Proposal (other than to the extent the Company Board determines in good faith, after consultation with the Company’s independent financial advisors and outside legal counsel, that failure to take any such actions under Section 5.3(b)(vi) of the Merger Agreement would be reasonably likely to result in a breach of its fiduciary duties under applicable Law) or (vi) propose, resolve or agree to do any of the foregoing. Such Stockholder represents and warrants that such Stockholder has reviewed the terms of Section 5.3 of the Merger Agreement.

4.4.    No Exercise of Appraisal Rights. Such Stockholder hereby irrevocably and unconditionally (a) waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger and/or the transactions contemplated by the Merger Agreement (including, without limitation, under Section 262 of the DGCL) and (b) agrees not to commence or participate in, and to take reasonable actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, or any of its successors, in each case, if and to the extent relating to the negotiation, execution, or delivery of the Merger Agreement or the consummation of the Merger, including any claim alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement, the Merger or the other transactions contemplated thereby.

4.5.    Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law. Such Stockholder consents to and hereby authorizes Parent, the Purchaser and/or their Affiliates to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent, the Purchaser and/or their Affiliates reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent, the Purchaser and/or their respective Affiliates may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent any information regarding the Stockholder Parent may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any such written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

4.6.    Adjustments. In the event (a) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares or (b) that such Stockholder shall become the record or beneficial owner of any additional shares of Company Common Stock, then the terms of this Agreement shall apply to the shares of Company Common Stock held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the record or beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder. In the event that such Stockholder shall become the beneficial owner of any other Equity Interests entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4.1 hereof, then the terms of Section 4.1 hereof shall apply to such other Equity Interests as though they were Subject Shares hereunder.

4.7    Schedule A. On or prior to June 28, 2019, such Stockholder will deliver a completed Schedule A which sets forth opposite such Stockholder’s name all of the Equity Interests of the Company of which such Stockholder is the record and beneficial owner (as defined in Rule 13d-2 under the Exchange Act) as of the date of this Agreement.

ARTICLE V

MISCELLANEOUS

5.1.    Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by electronic mail, sent by certified mail, postage prepaid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by electronic mail (with confirmation of receipt), three (3) Business Days after mailing if sent by certified mail, and one (1) Business Day after dispatch if sent by express courier.

If to Parent or the Purchaser, addressed to it at:

Extreme Networks, Inc.

6480 Via Del Oro

San Jose, CA 95119

E-mail: kmotiey@extremenetworks.com

Attention: Katy Motiey, Chief Administration Officer and Corporate Secretary

with a copy to (which shall not constitute actual or constructive notice):

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Phone: (650) 328-4600

E-mail: tad.freese@lw.com

                         mark.bekheit@lw.com

Attention:        Tad Freese and Mark Bekheit

If to a Stockholder, addressed to such Stockholder at such Stockholder’s address or email address set forth on a signature page hereto, or to such other address or email address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2.    Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry, without the prior written consent of Stockholder, into any amendment, waiver or modification to the Merger Agreement or the terms of, or conditions to, the Offer, that could or does (i) decrease the Offer Price, (ii) change the form of consideration payable in the Offer (other than adding consideration), or (iii) otherwise amend the Offer in any manner that is adverse Stockholder, or (d) the mutual written consent of Parent and Stockholder. Upon termination of this Agreement with respect to any party, such party shall not have any further obligations or liabilities under this Agreement; provided, however, that (A) nothing set forth in this Section 5.2 shall relieve any party from liability for any Willful Breach of this Agreement prior to termination hereof and (B) the provisions of this Article V shall survive any termination of this Agreement. For purposes of this Agreement, “Willful Breach” means an action taken or failure to act that the breaching party intentionally takes (or fails to take) and actually knows would, or would reasonably be expected to, be or cause a material breach of this Agreement.

5.3.     Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each of (x) Parent and the Purchaser, on the one hand, and (y) the Stockholder with respect to which such amendment is to be effective, on the other, or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4.     Expenses. All fees and expenses incurred by the parties hereto in connection herewith and the transactions contemplated hereby shall borne solely and entirely by the party which has incurred the same, whether or not the Offer or the Merger is consummated.

5.5.    Assignment; No Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without (x) in the case of an assignment by Parent and/or the Purchaser, the prior written consent of each Stockholder and (y) in the case of an assignment by a Stockholder, the prior written consent of Parent and/or the Purchaser, and any assignment without such prior written consent shall be null and void; provided, that, each of Parent and the Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to one or more direct or indirect wholly-owned Subsidiaries of Parent without the consent of any Stockholder, but no such assignment shall relieve Parent and the Purchaser of any of their respective obligations under this Agreement. This Agreement shall be binding upon and inure solely to the benefit of and be enforceable by the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (including the right to rely upon the representations and warranties set forth herein).

5.6.     Governing Law; Venue.

(a)    This Agreement and all claims and causes of action arising out of, based upon, or related to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed, interpreted and enforced in accordance with, the Laws of the State of Delaware (without regard to Laws that may be applicable under conflicts of Laws principles, whether of the State of Delaware or any other jurisdiction).

(b)    Any action, claim, suit or proceeding between the parties hereto arising out of, based upon or relating to this Agreement or the transactions contemplated hereby shall be brought solely in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware and any direct appellate court therefrom). Each party hereby irrevocably submits to the exclusive jurisdiction of such courts in respect of any such action, claim, suit or proceeding and agrees that it will not bring any such action, claim, suit or proceeding in any other court. Furthermore, each party hereby irrevocably waives and agrees not to assert as a defense, counterclaim or otherwise, in any such action, claim, suit or proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above named courts in any such action, claim, suit, or proceeding for any reason other than the failure to serve process in accordance with Section 5.1, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) in any such action, claim, suit, or proceeding, and (iii) to the fullest extent permitted by applicable Law, any claim that (A) any such action, claim, suit or proceeding in such court is brought in an inconvenient forum or (B) the venue of any such action, claim, suit or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party agrees that notice or the service of process in any action, claim, suit or proceeding arising out of, based upon or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 5.1 or in such other manner as may be permitted by applicable Law. Each party agrees that a final, non-appealable judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(c)    EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, SUIT OR PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF, BASED UPON OR RELATING TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF. EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6(c).

5.7.     Counterparts. This Agreement may be executed in one or more counterparts (including via facsimile, .pdf or other electronic means), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.8.     Entire Agreement. This Agreement, together with Schedule A, constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

5.9.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.10.    Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine. It is accordingly agreed that Parent and Purchaser, on the one hand, and each of the Stockholders, on the other hand, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement against the other exclusively in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and any such injunction shall be in addition to any other remedy to which any party is entitled, at law or in equity. In connection with any action for specific performance, each party hereby irrevocably waives any requirement for proof of actual damages or the securing or posting of any bond in connection with the remedies referred to in this Section 5.10.

5.11.    Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12.    Mutual Drafting; Interpretation. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa, the masculine gender shall include the feminine and neuter genders, the feminine gender shall include the masculine and neuter genders and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections,” “Articles” and “Schedules” are intended to refer to Sections, Articles and Schedules to this Agreement. Schedule A attached to this Agreement constitutes a part of this Agreement and is incorporated herein for all purposes. All references to Schedule A shall be deemed to refer to Schedule A as updated and delivered by the Stockholders in accordance with Section 4.6. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular section or article in which such words appear. The words “shall” and “will” may be used interchangeably herein and shall have the same meaning. All references in this Agreement to “$” are references to United States dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive. Except as otherwise specified, (i) references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder, (ii) references to any Person include the successors and permitted assigns of that Person, and (iii) references from or through any date mean from and including or through and including, respectively.

5.13.    Further Assurances. Parent, the Purchaser and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

5.14.    Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any Company Subsidiary or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust, or in the exercise, in such Stockholder’s sole discretion, of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

5.15.    No Agreement Until Executed. This Agreement shall not be effective and shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding obligating the parties hereto unless and until (i) the Merger Agreement is validly executed by all parties thereto and (ii) as to a Stockholder, this Agreement is executed by Parent, the Purchaser and such Stockholder.

5.16.    Stockholder Obligation Several and Not Joint; Independent Nature of Obligations. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Each of Parent and Purchaser, on the one hand, and each Stockholder, on the other, shall be entitled to enforce its rights under this Agreement against the other, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose. No Stockholder may enforce this Agreement against any other Stockholder party hereto. A default by any Stockholder of its obligations pursuant to this Agreement shall not relieve any other Stockholder of any of its obligations to Parent and/or the Purchaser under this Agreement.

5.17.    No Ownership Interest. Until receipt of payment in full by the Stockholder for all of its Subject Shares pursuant to the Merger Agreement, except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or the Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. Except as otherwise provided herein or in the Merger Agreement, all rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor the Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares.

(Signature page follows)

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth on the cover page of this Agreement.

EXTREME NETWORKS, INC.

By:
Name:
Title:

CLOVER MERGER SUB, INC.

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth on the cover page of this Agreement.

STOCKHOLDER

By:
Name:
Address:

E-mail:

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Company Common Stock	Company Options	Company RSUs	Company PSUs
David K. Flynn
Frank Marshall
John Gordon Payne
Remo Canessa
Curt Evander Garner III
Conway “Todd” Rulon-Miller
Ingrid Burton

Exhibit 1

Merger Agreement